UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2007

SBARRO, INC.

(Exact Name of Registrant as Specified in its Charter)

NewYork	002-96807	11-2501939
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

401 Broadhollow Road, Melville, New York 11747-4714

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (631) 715-4100

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On May 17, 2007, Sbarro, Inc. issued a press release announcing earnings for the first quarter ended April 1, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Sbarro, Inc. dated May 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Sbarro has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 17, 2007	SBARRO, INC.

	By:	/s/ Anthony J. Puglisi
Anthony J. Puglisi
Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Sbarro, Inc. dated May 17, 2007.